Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Atalanta/Sosnoff Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       n/a
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

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

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     4)   Date filed:

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

ATALANTA/SOSNOFF
         FUND

                                                                    May 21, 2001

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Atalanta/Sosnoff Investment Trust to be held Wednesday, June 27, 2001 at 10:00 a.m. at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The primary purpose of the Special Meeting is to approve or disapprove a new Advisory Agreement for each Fund of the Trust pursuant to which
Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") would be compensated on a performance fee basis. The fee would be determined by comparing the returns of each Fund of the Trust to the return of its benchmark. The Adviser's fee would increase if the return of the Fund exceeded that of its benchmark by 2.00% (200 basis points) and decrease if the return of the Fund is 2.00% less than that of its benchmark.

     The Board of Trustees has given full and careful consideration to the matter submitted to shareholders and has concluded that the proposal is in the best interests of each Fund and its shareholders. The Board of Trustees, therefore, recommends that you vote "FOR" the proposal discussed herein.

     Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                        Very truly yours,

                                        /s/ Anthony G. Miller

                                        Anthony G. Miller
                                        Chairman and President

o    Atalanta/Sosnoff Fund

o    P.O. Box 5354

o    Cincinnati, Ohio

o    45201-5354

o    1.877.SOSNOFF (767.6633)

o    e-mail: asfund@atalantasosnoff.com

o    web site: www.atalantasosnoff.com

             Distributed by Atalanta/Sosnoff Management Corporation
                      101 Park Avenue . New York, NY 10178

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                              ATALANTA/SOSNOFF FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                      Date: ____________________________________

                                      NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                      Signature(s) PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                            AGAINST                       ABSTAIN
     [ ]                              [ ]                           [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                           ATALANTA/SOSNOFF FOCUS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                      Date: ____________________________________

                                      NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                      Signature(s) PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                            AGAINST                       ABSTAIN
     [ ]                              [ ]                           [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                           ATALANTA/SOSNOFF VALUE FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                      Date: ____________________________________

                                      NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                      Signature(s) PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                            AGAINST                       ABSTAIN
     [ ]                              [ ]                           [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                         ATALANTA/SOSNOFF BALANCED FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                      Date: ____________________________________

                                      NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                      Signature(s) PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                            AGAINST                       ABSTAIN
     [ ]                              [ ]                           [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2001

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Atalanta/Sosnoff Investment Trust (the "Trust") will be held June 27, 2001 at 10:00 a.m. at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 to consider and vote on the following matters:

1. To approve or disapprove a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), pursuant to which the Adviser would be compensated on a performance fee basis; and

2. To transact any other business, not currently contemplated, that may properly come before the meeting at the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on April 25, 2001 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

May 21, 2001

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND

                            TO BE HELD JUNE 27, 2001

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Atalanta/Sosnoff Investment Trust (the "Trust") of proxies for use at the special meeting (the "Special Meeting") of shareholders to be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 at 10:00 a.m. on June 27, 2001 or at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about May 21, 2001.

The purpose of the Special Meeting is to approve or disapprove a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York (the "Adviser"), pursuant to which the Adviser would be compensated on a performance fee basis.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the Special Meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $2,500 and will be paid by the Adviser. The Adviser will also pay the printing and postage costs of the solicitation.

In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust at the expense of the Adviser. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Trust's Annual Report for the fiscal year ended May 31, 2000 and Semiannual Report as of November 30, 2000 are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) at 1-877-SOSNOFF.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Trustees has fixed the close of business on April 25, 2001 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The Trust is composed of four separate funds: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (each a "Fund" and collectively the "Funds"). As of the Record Date there were 2,357,421.241 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 1,587,412.589 shares of the Atalanta/Sosnoff Fund, 267,650.047 shares of the Atalanta/Sosnoff Focus Fund, 267,770.484 shares of the Atalanta/Sosnoff Value Fund and 234,588.121 shares of the Atalanta/Sosnoff Balanced Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 69.24% of the Atalanta/Sosnoff Fund, and Sharon H.S. Doty, P.O. Box 655, 19 Wolcott Street, Litchfield, Connecticut 06759, owned of record 6.76% of the Atalanta/Sosnoff Focus Fund. The Adviser owned 69.24% (through Charles Schwab & Co.), 85.56%, 81.35% and 95.14% of the outstanding shares of the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund, respectively.

If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the proposal being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast, which has the same effect as a vote against the proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Trust's outstanding shares on the Record Date.

VOTING BY ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)

The Adviser, which owns approximately 69.24% (through Charles Schwab & Co.), 85.56%, 81.35% and 95.14% of the outstanding shares of the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund, respectively, intends to vote in favor of the approval of the new Advisory Agreement for each Fund. Accordingly, the Advisory Agreements may be approved without the vote of any other shareholders of the Funds.

I. APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT FOR EACH FUND OF THE TRUST WITH THE ADVISER PURSUANT TO WHICH THE ADVISER WOULD BE COMPENSATED ON A PERFORMANCE FEE BASIS.

THE CURRENT ADVISORY AGREEMENTS. Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), has managed the investments of the Atalanta/Sosnoff Fund since the inception of the Fund pursuant to an Advisory Agreement dated May 11, 1998. The Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser or the Trust (the "Independent Trustees"), on May 11, 1998 for an initial term of two years. The Adviser, as sole shareholder of the Fund, approved the Advisory Agreement on May 11, 1998. The Advisory Agreement has thereafter been renewed by the Board of Trustees, including a majority of the Independent Trustees, annually.

The Adviser has managed the investments of the Atalanta/Sosnoff Focus Fund, the Atalanta/ Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund since their inception pursuant to an Advisory Agreement dated May 3, 1999. The Advisory Agreement was approved by the Board of Trustees, including the Independent Trustees, on May 3, 1999 for an initial term of two years. The Adviser, as sole shareholder of each Fund, approved the Advisory Agreement on May 3, 1999.

Under the current Advisory Agreements, the Adviser selects portfolio securities for investment by the Trust on behalf of the Funds, purchases and sells securities of the Funds, and upon making any purchase or sale decision, places orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund. Under the current Advisory Agreements, the Adviser receives a fee computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average value of the daily net assets of each Fund.

THE NEW ADVISORY AGREEMENTS. The Trustees believe that a performance fee structure could provide an effective means to reward good relative performance achieved by the Adviser for the Funds, while enabling the Funds to realize the benefit of lower fees when performance has not reached desired levels in comparison to an appropriate benchmark. (The benchmark for the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Focus Fund is the S&P 500 Index. The benchmark for the Atalanta/Sosnoff Balanced Fund is a 65/35 Composite Blend of the S&P 500 Index and the Lehman Brothers Intermediate Government/ Credit Bond Index.) For this reason, the Trustees considered and approved new Advisory

Agreements (the "New Advisory Agreements"), which would, if approved by the shareholders of the Funds, permit the Trust to compensate the Adviser based, in part, on the investment return it is able to achieve for each Fund. Before the proposed performance fee arrangement can be implemented with respect to a Fund, the proposed New Advisory Agreement must be approved by the shareholders of that Fund. The New Advisory Agreements are substantially identical to the Current Advisory Agreements except for (i) the fee structure, and (ii) the dates of execution and termination. The form of a New Advisory Agreement is set forth in Exhibit A to this proxy statement.

Under the New Advisory Agreements, the Adviser will continue to select portfolio securities for investment by the Trust on behalf of the Funds, purchase and sell the Funds' securities, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund.

If the New Advisory Agreements are approved by shareholders of the Funds, they will become effective with respect to each Fund upon the later to occur of (i) approval by shareholders and (ii) July 1, 2001. The New Advisory Agreements provide that they will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by the Board of Trustees, including by a majority of the Independent Trustees, or a majority of the outstanding voting securities of such Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreements may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Trust, or a majority of the outstanding voting securities of such Fund, or by the Adviser. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under the New Advisory Agreements or breach of its duty or of its obligations hereunder.

If the New Advisory Agreements are approved and implemented, the Adviser will be entitled to receive compensation for its services based in part on the performance achieved by each Fund. The arrangement will reward the Adviser for performance that exceeds the total return of the Fund's benchmark by a factor of at least 2.00% (200 basis points) and reduce its compensation with respect to periods during which lesser performance is achieved.

The arrangement calls for the payment to the Adviser of a monthly fee. The monthly fee will consist of a base fee calculated at the annual rate of 0.75% (or 75 basis points) of the average daily net assets of each Fund (the "Base Fee"), which is subject to adjustment by a factor referred to as the "Performance Fee Adjustment." The Base Fee with respect to a Fund will be increased by 0.25% if the Fund outperforms its benchmark by at least 2.00% for the previous 12 months, and decreased by 0.25% if the Fund underperforms its benchmark by at least 2.00% for the previous 12 months.

Under the New Advisory Agreements, the Performance Fee Adjustment will be calculated via the use of a rolling period. A rolling period is the specific duration of time over which the performance of the Fund and the performance of the benchmark index are compared. The Securities and Exchange Commission (the "SEC") recommends a minimum rolling period of at least 12 months. Therefore, until the Adviser and each Fund have established performance records for 12 months under the New Advisory Agreements (i.e., July 1, 2001 through June 30,
2002), the Adviser will earn the Base Fee of 0.75% of each Fund's average daily net assets. Therefore, during the initial 12 months of the New Advisory Agreements, the Funds will not compensate the Adviser with fees adjusted for Fund performance.

If approved by shareholders, the Adviser will begin to receive a fee adjusted for Fund performance in the second year of the New Advisory Agreements. During the second year, from July 1, 2002 through June 30, 2003, each month's accrued advisory fee (including accrued performance fees) will be calculated using a 12 month rolling period. For example, to calculate the fee for the month of October 2002 for a Fund, the performance of the benchmark and the Fund would be compared over the 12 month period beginning October 1, 2001 and ending September 30, 2002.

A key feature of the proposed performance fee arrangement is that the Adviser's performance must exceed the total return of the Fund's benchmark by a factor greater than the Adviser's Base Fee. The effect is that the Adviser will earn a Performance Fee Adjustment only if the value that its portfolio management adds to a Fund exceeds the cost of its portfolio management services, i.e., the factor by which the Fund must outperform its benchmark index (2.00%) is greater than the Adviser's base advisory fee (0.75%). Conversely, if the Adviser's portfolio management does not add value to a Fund and the Fund underperforms its benchmark Index by 2.00% or more, the Adviser's base advisory fee will be reduced.

Another important feature of the proposed performance fee arrangement is that, under the terms of the New Advisory Agreements, the Adviser's annual fee will never exceed 1.00% of the average daily net assets of a Fund.

A third key feature of the proposed arrangement is that the Adviser will not receive the performance fee for a period in which a Fund incurs negative performance, regardless of the performance of its benchmark.

The table below sets forth the fee to which the Adviser would be entitled for each Fund, assuming that it performs at the indicated levels relative to the Fund's benchmark.

If the Performance of the                               The Adviser will receive
Fund:                                                   a fee of:

Underperforms the benchmark by: (2.00%) or less                  0.50%
Underperforms the benchmark by: (0.01%)-(1.99%)                  0.75%
Equals the benchmark:            0.00%                           0.75%
Outperforms the benchmark by:    0.01%-1.99%                     0.75%
Outperforms the benchmark by:    2.00% or more                   1.00%

The Adviser will not receive a Performance Fee Adjustment for periods during which the Fund incurs negative investment performance yet outperforms its benchmark by at least 2.00%. During such periods, the Fund will receive only the Base Fee. If the Fund incurs negative investment performance and underperforms its benchmark by at least 2.00%, the Base Fee will be reduced by 0.25%.

DETAILED DESCRIPTION OF THE CALCULATION OF THE PROPOSED PERFORMANCE FEE ADJUSTMENT. Under the New Advisory Agreements, the Base Fee would be adjusted to reflect the performance of a Fund only after the performance fee arrangement has been in effect for 12 months ("Initial Period") following the date on which the New Advisory Agreements become effective.

INITIAL PERIOD. During the Initial Period, the Adviser would be entitled to receive the Base Fee at the annual rate of 0.75% of the average daily net assets of each Fund.

SUBSEQUENT MONTHLY PERIODS. The Adviser would be entitled to receive the Base Fee plus or minus one-twelfth of the 0.25% Performance Fee Adjustment multiplied by the average daily net assets of each Fund for that month. The Performance Fee Adjustment would be applied only if a Fund outperformed or underperformed the benchmark by at least 2.00%.

MAXIMUM PERFORMANCE ADJUSTED FEE. The maximum fee payable to the Adviser is 1.00%. This would occur, however, only in the event that a Fund outperforms the benchmark by a factor of at least 2.00% and the Fund's performance is not negative.

MINIMUM PERFORMANCE ADJUSTED FEE. The minimum fee payable to the Adviser is 0.50%. This would occur, however, only in the event that a Fund underperforms the benchmark by a factor of at least 2.00%.

EFFECT OF THE PERFORMANCE FEE ADJUSTMENT. As indicated above, the advisory fee payable to the Adviser at the end of each of the 12 months of the Initial Period with respect to each Fund would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the Fund. For each month following the Initial Period, however, the Adviser would be entitled to receive the Base Fee and the Performance Fee Adjustment based on the performance of the Fund for the immediately preceding 12 months.

ACTUAL FUND RETURNS. For the fiscal year ended May 31, 2000, the Atalanta/ Sosnoff Fund returned 20.99% compared with the S&P 500 Index return of 10.49%. Had the performance fee arrangement been in effect, the Adviser would have received the Performance Fee Adjustment of 0.25% with respect to the Atalanta/Sosnoff Fund.

For the eleven months ended May 31, 2000, the Atalanta/Sosnoff Focus Fund returned 21.60% compared with the S&P 500 Index return of 4.70%. Had the performance fee arrangement been in effect, the Adviser would have received the Performance Fee Adjustment of 0.25% with respect to the Atalanta/Sosnoff Focus Fund.*

For the eleven months ended May 31, 2000, the Atalanta/Sosnoff Value Fund returned 6.80% compared with the S&P 500 Index return of 4.70%. Had the performance fee arrangement been in effect, the Adviser would have received the Performance Fee Adjustment of 0.25% with respect to the Atalanta/Sosnoff Value Fund.

For the eleven months ended May 31, 2000, the Atalanta/Sosnoff Balanced Fund returned 13.00% compared with the 65/35 Composite Blend (S&P 500 Index/Lehman Brothers Intermediate Government/Credit Bond Index) return of 4.10%. Had the performance fee arrangement been in effect, the Adviser would have received the Performance Fee Adjustment of 0.25% with respect to the Atalanta/Sosnoff Balanced Fund.*

* The Fund commenced operations on July 1, 1999. At the end of the Funds' fiscal year ended May 31, 2000, the Fund had not yet completed a full year of operations.

Pro Forma Expense Impact. Table 1A below shows the amount of the advisory fee that would have been paid to the Adviser had the performance fee arrangement been in place during the fiscal year ended May 31, 2000. Also shown are the fees that would have been payable under the flat fee arrangement currently in effect, as well as the actual advisory fee paid during the fiscal year ended May 31, 2000.

Table 1A
--------

ATALANTA/SOSNOFF FUND AVERAGE DAILY NET ASSETS                     $ 16,326,003
Advisory Fee Payable Under Current Advisory Agreement              $    122,517
Advisory Fee Payable Under New Advisory Agreement                  $    163,260
Percentage Increase of Advisory Fee Payable Under
    New Advisory Agreement                                                33.33%
Advisory Fee Paid Under Current Advisory Agreement
    Net of Fee Waivers and Expense Reimbursements                  $     78,554

ATALANTA/SOSNOFF FOCUS FUND AVERAGE DAILY NET ASSETS               $  2,429,809
Advisory Fee Payable Under Current Advisory Agreement              $     16,629
Advisory Fee Payable Under New Advisory Agreement                  $     24,298
Percentage Increase of Advisory Fee Payable Under
    New Advisory Agreement                                                33.33%
Advisory Fee Paid Under Current Advisory Agreement
    Net of Fee Waivers and Expense Reimbursements                  $          0

ATALANTA/SOSNOFF VALUE FUND AVERAGE DAILY NET ASSETS               $  1,988,370
Advisory Fee Payable Under Current Advisory Agreement              $     13,419
Advisory Fee Payable Under New Advisory Agreement                  $     19,883
Percentage Increase of Advisory Fee Payable Under
    New Advisory Agreement                                                33.33%
Advisory Fee Paid Under Current Advisory Agreement
    Net of Fee Waivers and Expense Reimbursements                  $          0

ATALANTA/SOSNOFF BALANCED FUND AVERAGE DAILY NET ASSETS            $  2,310,874
Advisory Fee Payable Under Current Advisory Agreement              $     15,837
Advisory Fee Payable Under New Advisory Agreement                  $     23,108
Percentage Increase of Advisory Fee Payable Under
    New Advisory Agreement                                                33.33%
Advisory Fee Paid Under Current Advisory Agreement
    Net of Fee Waivers and Expense Reimbursements                  $          0

COMPARATIVE ANNUAL OPERATING EXPENSES. The table and example shown below are designed to assist investors in understanding the various costs and expenses of investment in shares of each Fund in the event that the New Advisory Agreements are implemented. The table and accompanying example are designed to correspond with the tables that appear on page 4 of the prospectus for the Atalanta/Sosnoff Funds. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

The following table provides data concerning each Fund's management fees and expenses as a percentage of the Fund's average daily net assets for the fiscal year ended May 31, 2000. Figures shown reflect expenses under each Fund's existing Advisory Agreement and expenses that would have been incurred if the performance fee arrangement had been in effect during that period, and assuming that each Fund outperformed the benchmark by a factor of 2.00% during the fiscal year ended May 31, 2000.

ATALANTA/SOSNOFF FUND
---------------------
     Under Current AdvisoryAgreement            Under New Advisory Agreement
           (w/o performance fee)                     (w/performance fee)
            -------------------                       -----------------

Management Fees ..............       0.75%                   1.00%
Service (12b-1) Fees .........       0.25%                   0.25%
Other Expenses ...............       0.95%                   0.95%
                                   ------                  ------
Total Annual Fund
  Operating Expenses .........       1.95%                   2.20%
                                   ======                  ======
Fee Waiver and Expense
Reimbursement ................       0.45%                   0.70%
                                   ======                  ======
Net Expenses .................       1.50%*                  1.50%*
                                   ======                  ======

ATALANTA/SOSNOFF FOCUS FUND
     Under Current AdvisoryAgreement            Under New Advisory Agreement
           (w/o performance fee)                     (w/performance fee)
            -------------------                       -----------------

Management Fees ..............       0.75%                   1.00%
Service (12b-1) Fees .........       0.25%                   0.25%
Other Expenses ...............       3.08%                   3.08%
                                   ------                  ------
Total Annual Fund
  Operating Expenses .........       4.08%                   4.33%
                                   ======                  ======
Fee Waiver and Expense
Reimbursement ................       2.58%                   2.83%
                                   ======                  ======
Net Expenses .................       1.50%*                  1.50%*
                                   ======                  ======

ATALANTA/SOSNOFF VALUE FUND
     Under Current AdvisoryAgreement            Under New Advisory Agreement
           (w/o performance fee)                     (w/performance fee)
            -------------------                       -----------------

Management Fees ..............       0.75%                   1.00%
Service (12b-1) Fees .........       0.25%                   0.25%
Other Expenses ...............       3.87%                   3.87%
                                   ------                  ------
Total Annual Fund
  Operating Expenses .........       4.87%                   5.12%
                                   ======                  ======
Fee Waiver and Expense
Reimbursement ................       3.37%                   3.62%
                                   ======                  ======
Net Expenses .................       1.50%*                  1.50%*
                                   ======                  ======

ATALANTA/SOSNOFF BALANCED FUND
     Under Current AdvisoryAgreement            Under New Advisory Agreement
           (w/o performance fee)                     (w/performance fee)
            -------------------                       -----------------

Management Fees ..............       0.75%                   1.00%
Service (12b-1) Fees .........       0.25%                   0.25%
Other Expenses ...............       3.23%                   3.23%
                                   ------                  ------
  Total Annual Fund
  Operating Expenses .........       4.23%                   4.48%
                                   ======                  ======
Fee Waiver and Expense
Reimbursement ................       2.73%                   2.98%
                                   ======                  ======
Net Expenses .................       1.50%*                  1.50%*
                                   ======                  ======

* The Adviser has contractually agreed to limit each Fund's total annual fund operating expenses to 1.50% through October 1, 2001.

Example: The following illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the tables above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               Under Current               Under New
                               Advisory Agreement          Advisory Agreement
                               (w/o performance fee)       (w/performance fee)
                                -------------------         -----------------

ATALANTA/SOSNOFF FUND
     1 Year                             $   153                     $   153
     3 Years                                569                         621
     5 Years                              1,011                       1,116
     10 Year                              2,239                       2,479

ATALANTA/SOSNOFF FOCUS FUND
     1 Year                             $   153                     $   153
     3 Years                              1,005                       1,055
     5 Years                              1,873                       1,969
    10 Years                              4,114                       4,310

ATALANTA/SOSNOFF VALUE FUND
     1 Year                             $   153                     $   153
        3 Years                           1,162                       1,211
        5 Years                           2,174                       2,267
     10 Years                             4,716                       4,896

ATALANTA/SOSNOFF BALANCED FUND
     1 Year                             $   153                     $   153
     3 Years                              1,035                       1,085
     5 Years                              1,931                       2,027
     10 Years                             4,232                       4,425

The  preceding   example  assumes  that  all  dividends  and  distributions  are reinvested  and that the  percentage  totals  shown in the tables  above  under:
"Total Annual Fund Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

INFORMATION CONCERNING ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE). Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") is a wholly owned subsidiary of Atalanta/Sosnoff Capital Corporation. The Adviser provides investment advisory services on a discretionary basis to individuals, trust accounts, pension and profit sharing plans, charitable institutions, corporations and the Trust. The Adviser is registered as an investment adviser with the SEC and is located at 101 Park Avenue, New York, New York 10178.

Set forth below are the names and principal occupations of the directors and the principal executive officers of the Adviser.

NAME
ADDRESS               POSITION                           ENTITY
--------------------------------------------------------------------------------
Martin T. Sosnoff     Chairman of the Board;      Atalanta/Sosnoff Capital
101 Park Avenue       Chief Executive Officer;    Corporation (4/86 - Present);
New York, NY 10178    Chief Investment Officer;   Atalanta/Sosnoff  Capital
                      Director                    Corporation (Delaware)
                                                  (1/81 - Present)
Anthony G. Miller     Executive Vice President,   Atalanta/Sosnoff Capital
101 Park Avenue       Secretary                   Corporation (Delaware);
New York, NY 10178                                Atalanta/Sosnoff Capital
                                                  Corporation (4/86 - Present)

                      Chief Operating Officer     Atalanta/Sosnoff Capital
                                                  Corporation (Delaware);
                                                  Atalanta/Sosnoff Capital
                                                  Corporation (8/97 - Present)
                      President; Chief Executive  Atalanta/Sosnoff Management
                      Officer, Director           Corporation (12/99 - Present);

                      President and Trustee       Atalanta/Sosnoff Investment
                                                  Trust (6/98 to Present)

Craig B. Steinberg    President, Director,        Atalanta/Sosnoff Capital
101 Park Avenue       Portfolio Manager           Corporation (8/97 - Present)
New York, NY 10178                                Atalanta/Sosnoff Capital
                                                  Corporation (Delaware)
                                                  (10/85 - Present)

Paul P. Tanico        Executive Vice President,   Atalanta/Sosnoff Capital
101 Park Avenue       Portfolio Manager           Corporation (Delaware)
New York, NY 10178                                (10/97 - Present)

                      General Partner; Portfolio  Castlerock Partners (3/93 -
                      Manager                     Present)

INFORMATION CONCERNING ATALANTA/SOSNOFF MANAGEMENT CORPORATION. Atalanta/Sosnoff Management Corporation ("ASMC") serves as the Funds' principal underwriter. The Address of ASMC is 101 Park Avenue, New York, New York 10178. ASMC is an affiliated broker/dealer of the Adviser. During the fiscal year ended May 31,
2000,  the  Atalanta/Sosnoff   Fund,  the   Atalanta/Sosnoff   Focus  Fund,  the
Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund paid brokerage commissions to ASMC of $606, $560, $129 and $503, respectively.

ADMINISTRATOR. The Trust's administrator, fund accountant and transfer agent is Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Integrated Fund Services, Inc. is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

EVALUATION BY THE BOARD OF TRUSTEES. At meetings held on May 7, 2001 and June 5, 2001, a majority of the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, approved, subject to the required shareholder approval described herein, the New Advisory Agreements. During the course of their deliberations with respect to the New Advisory Agreements, the Trustees considered that the Adviser would earn a positive Performance Fee Adjustment only to the extent that a Fund performance exceeded that of its benchmark by 2.00% with respect to the immediately preceding 12 month period. In addition, the Board considered that the Adviser would not be eligible to earn the Performance Fee Adjustment for a period in which that Fund incurred negative performance. In addition, the Board reviewed the appropriateness of the use of each Fund's benchmark as the basis for comparing each Fund's performance.

In considering approval of the New Advisory Agreements, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether they will be in the best interests of each Fund and its shareholders. In making the recommendation to approve the New Advisory Agreements the Trustees gave careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the performance of the Funds as compared to similar mutual funds and relevant indices; (2) the nature and the quality of the services expected to be rendered to the Funds by the Adviser; (3) the distinct investment objective and policies of the Funds; (4) the level of fees paid to the Adviser as compared to similar mutual funds; (5) the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (6) the financial condition of the Adviser; and (7) that the Funds will not bear the expenses of preparing and mailing proxy materials to shareholders.

The Board was also advised by counsel regarding the requirements of the Investment Advisers Act of 1940 ("Investment Advisers Act") as they relate to incentive compensation such as is contemplated by the performance fee arrangement. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplate that the Performance Fee Adjustment will be calculated based on the change in the net asset value per share of the Fund involved. Among other things, the Board considered that (i) the incentive fee formula requires that the investment performance achieved by the Adviser must exceed the Fund's benchmark by 2.00% (200 basis points); (ii) the types of securities in which the Fund is designed to invest are those that comprise each Fund's benchmark and thus that the selection of the benchmark as the index against which the Fund's performance will be measured under the performance fee arrangement is appropriate; (iii) the Fund's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely that advisory fee payments will be affected by short-term or "random" fluctuations in a Fund's performance than might be the case if a shorter measuring period were used in the incentive formula.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE TRUST'S NEW ADVISORY AGREEMENTS.

II.  OTHER BUSINESS

The proxy holders have no present intention of bringing any matters before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment. Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

Date: May 21, 2001

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

Atalanta/Sosnoff Capital Corporation (Delaware)
101 Park Avenue
New York, NY 10178

     Re:  Advisory Agreement

Ladies and Gentlemen:

     Atalanta/Sosnoff Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series and each such share of a series represents an undivided interest in the assets, subject to the liabilities, allocated to that series and each series has separate investment objectives and policies. The "(_________)" Fund (the "Fund") is a separate series of the Trust.

     1. APPOINTMENT AS ADVISER. The Trust being duly authorized hereby appoints and employs Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") as discretionary portfolio manager of the Fund on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgement to make investment decisions for the Fund in accordance with the provisions of this Agreement.

     3. DISCRETIONARY PORTFOLIO MANAGEMENT SERVICES OF THE ADVISER. The Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and, upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing discretionary portfolio management services to the Fund, the Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, Subchapter M of the Internal Revenue Code of 1986, as amended, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. The Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide the Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Adviser may from time to time reasonably request. The Trust retains the right, on written notice to the Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

     5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the Trust's custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and the Adviser shall not have possession or custody thereof. The Adviser shall advise the Custodian and confirm in writing to the Trust and to the Trust's transfer agent or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. The Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

     6. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets on or in which the transactions will be executed.

     In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

     For each fiscal quarter of the Trust, the Adviser shall prepare and render reports to the Trust's Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

     7. PROXIES. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, the Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

     8. REPORTS TO THE ADVISER. The Trust will provide the Adviser with such periodic reports concerning the status of the Fund as the Adviser may reasonably request.

     9. FEES FOR SERVICES. FOR ALL OF THE SERVICES TO BE RENDERED AND PAYMENTS MADE AS PROVIDED IN THIS AGREEMENT, THE FUND WILL PAY THE ADVISER A FEE, COMPUTED AND ACCRUED DAILY AND PAID MONTHLY, CALCULATED AS DETAILED IN SCHEDULE B HERETO.

     10. ALLOCATION OF CHARGES AND EXPENSES. The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. The Adviser shall compensate all Trustees, officers and employees of the Trust who are also employees of the Adviser. The Adviser will pay all expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under a plan of distribution pursuant to Rule 12b-1 under the Act.

     The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of the issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not interested persons of the Trust, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by the Adviser herein incurred in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

     11. OTHER INVESTMENT ACTIVITIES OF THE ADVISER. The Trust acknowledges that the Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other
Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Adviser acts in good faith, and provided further, that it is the Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     12. CERTIFICATE OF AUTHORITY. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

     13. A. LIMITATION OF LIABILITY. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the Act and the rules thereunder, neither the Adviser nor its shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the duties of the Adviser under this Agreement or by reason of reckless disregard by any of such persons of the obligations and duties of the Adviser under this Agreement.

          B. Any person, even though also a director, officer, employee, shareholder or agent of the Adviser, or any of its affiliates, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering such services to or acting solely as an officer, trustee, employee or agent of the Trust and not as a director, officer, employee, shareholder or agent of or one under the control or direction of the Adviser or any of its affiliates, even though paid by one of these entities.

          C. Notwithstanding any other provision of this Agreement, the Trust shall indemnify and hold harmless the Adviser, its directors, officers, employees, shareholders, agents, control persons and affiliates from and against any and all claims, demands, expenses and liabilities (whether with or without basis in fact or law) of any and every nature which the Adviser may sustain or incur or which may be asserted against the Adviser by any person by reason of, or as a result of: (i) any action taken or omitted to be taken by the Adviser in good faith in reliance upon any certificate, instrument, order or share certificate reasonably believed by it to be genuine and to be signed, countersigned or executed by any duly authorized person, upon the oral instructions or written instructions of an authorized person of the Trust or upon the opinion of legal counsel for the Trust or its own counsel; or (ii) any action taken or omitted to be taken by the Trust in connection with its appointment in good faith in reliance upon any law, act, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. However, indemnification under this subparagraph shall not apply to actions or omissions of the Adviser or its directors, officers, employees, shareholders or agents in cases of its or their own gross negligence, willful misconduct, bad faith, or reckless disregard of its or their own duties hereunder.

     Nothing in this paragraph 13 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

     14. CONFIDENTIALITY. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Adviser and the Trust in respect thereof.

     15. ASSIGNMENT. No assignment of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Adviser.

     16. REPRESENTATION, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Adviser has been duly appointed by the Trustees of the Trust to provide investment advisory services to the Fund as contemplated hereby.

          B. The Trust will deliver to the Adviser true and complete copies of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Adviser to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

     17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

          A. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

          B. The Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. The Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

          D. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trust that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

          E. The Adviser will, promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, furnish a copy of such amendment to the Trust.

          F. Upon request of the Trust, the Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

          G. The Adviser will immediately notify the Trust of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order or interpretive position of the Securities and Exchange Commission or its staff modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     19. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in force for a period of two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     20. TERMINATION. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     21. OBLIGATIONS OF THE TRUST. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

     22. FORCE MAJEURE. If The Adviser shall be delayed in its performance of services or prevented entirely or in part from performing services due to causes or events beyond its control, including and without limitation, acts of God, interruption of power or other utility, transportation or communication services, acts of civil or military authority, sabotages, national emergencies, explosion, flood, accident, earthquake or other catastrophe, fire, strike or other labor problems, legal action, present or future law, governmental order, rule or regulation, or shortages of suitable parts, materials, labor or transportation, such delay or non-performance shall be excused and a reasonable time for performance in connection with this Agreement shall be extended to include the period of such delay or non-performance.

     23. DEFINITIONS. As used in paragraphs 15 and 19 of this Agreement, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations hereunder.

     24. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.

                                        ATALANTA/SOSNOFF INVESTMENT TRUST

                                        By:
                                           -------------------------------------

                                        Title: CHAIRMAN AND PRESIDENT
                                               ---------------------------------

                                        Date:  JULY 1, 2001
                                               ---------------------------------

                                   ACCEPTANCE
                                   ----------

The foregoing Agreement is hereby accepted.

                                        ATALANTA/SOSNOFF CAPITAL
                                        CORPORATION (DELAWARE)


                                        By:
                                           -------------------------------------

                                        Title: EXECUTIVE VICE PRESIDENT
                                               ---------------------------------

                                        Date: JULY 1, 2001
                                              ----------------------------------

                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISER
                     ---------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Trust.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)  The sale of shares of the Fund by brokers or dealers.

          (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Trust;

               (b)  The Adviser; and,

               (c)  Any person affiliated with the foregoing persons.

          (iii)Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Fund.

-----------------------

* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

SCHEDULE B

     COMPENSATION OF THE ADVISER. The Fund will pay to the Adviser, for all of the services to be rendered and payments made as provided in this Agreement, a base fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets (the "Base Fee"), which fee is subject to adjustment based on the investment performance of the Fund in relation to the investment performance of the Fund's benchmark index, which is_________.

     Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's benchmark index for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve (12) month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to each Fund will be increased by 0.25% if the Fund outperforms its benchmark by at least 2.00% for the previous 12 months, and decreased by 0.25% if the Fund underperforms its benchmark by at least 2.00% for the previous 12 months.

     The Adviser will not receive a Performance Fee Adjustment for periods during which the Fund incurs negative investment performance yet outperforms its benchmark by at least 2.00%. During such periods, the Fund will receive only the Base Fee. If the Fund incurs negative investment performance and underperforms its benchmark by at least 2.00%, the Base Fee will be reduced by 0.25%.

     The maximum monthly fee rate as adjusted for performance will be 1/12 of 1.00% of the Fund's average daily net assets and will be payable if the Fund's performance is positive and if it exceeds the Fund's benchmark index by 2.00 or more percentage points for the performance period. The minimum monthly fee rate as adjusted for performance will be 1/12 of 0.50% of the Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark index by 2.00 or more percentage points for the performance period.

     INITIAL PERIOD. The Performance Fee Adjustment will not be applied until this Agreement has been in effect for 12 months (the "Initial Period"). For the first 12 months of the Initial Period, the Adviser will receive the Base Fee.

     SUBSEQUENT PERIODS. For each month following the Initial Period, the Adviser will receive the Base Fee, subject to the Performance Fee Adjustment calculated as described above.

     The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

     In the event of any termination of this Agreement, the fee provided for in this Schedule B shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.